                                                               EXHIBIT (A)(1)(B)

                             LETTER OF TRANSMITTAL
                                       TO
                         TENDER SHARES OF COMMON STOCK
                                       OF
                            HAWAIIAN AIRLINES, INC.

                PURSUANT TO THE OFFER TO PURCHASE DATED MAY 31, 2002

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JUNE 27, 2002, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                          MELLON INVESTOR SERVICES LLC

 BY REGISTERED OR CERTIFIED MAIL:         BY OVERNIGHT COURIER:                      BY HAND

          P.O. Box 3301                     85 Challenger Road                     120 Broadway
    South Hackensack, NJ 07660               Mail Stop-Reorg                        13th Floor
                                        Ridgefield Park, NJ 07660               New York, NY 10271
                                     Attention: Reorganization Dept.

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                                        DESCRIPTION OF SHARES TENDERED

      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                         SHARES TENDERED
        (IF BLANK, PLEASE FILL IN EXACTLY AS NAME(S)                      CERTIFICATES TENDERED(1)
                APPEAR(S) ON CERTIFICATES(S)                   (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY.)

                                                                                TOTAL NUMBER      NUMBER OF
                                                                                 OF SHARES          SHARES
                                                               CERTIFICATE      EVIDENCED BY       TENDERED
                                                                NUMBER(S)      CERTIFICATE(S)        (2)

                                                              ------------------------------------------------

INDICATE IN THIS BOX THE ORDER (BY

                                                              ------------------------------------------------

CERTIFICATE NUMBER) IN WHICH SHARES
ARE TO BE PURCHASED IN THE EVENT OF

                                                              ------------------------------------------------

PRORATION (ATTACH ADDITIONAL SIGNED
LIST IF NECESSARY)(1)(3):

                                                              ------------------------------------------------
1ST:
2ND:                                                                 Total Certificated Shares Tendered
3RD:                                                             Total Shares Tendered by Book-Entry (DRS)
4TH:                                                                       Total Shares Tendered
(1) Need not be completed if shares are delivered by book-entry transfer.
(2) If you desire to tender fewer than all shares evidenced by any certificates listed, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
(3) If you do not designate an order, in the event that less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.

--------------------------------------------------------------------------------------------------------------

    This Letter of Transmittal is to be used only:

    - if you desire to effect the tender transaction yourself;

    - if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the shares of common stock of Hawaiian Airlines, Inc., par value $0.01 per share, are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee; or

    - by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner.

    A properly completed and duly executed Letter of Transmittal (or a photocopy bearing original signature(s) and any required signature guarantees), any certificates representing shares tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address printed above and must be received by the Depositary prior to 12:00 midnight, New York City time, on June 27, 2002, or such later time and date to which the Offer is extended.

    Shareholders whose stock certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Depositary before the expiration date (as defined in Section 1 of the Offer to Purchase) may nevertheless tender their shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

    DELIVERY OF THE LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO THE DEPOSITORY TRUST COMPANY ("DTC") DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                        SPECIAL TENDER INSTRUCTIONS

  / / Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the Depositary with DTC and complete the following:

             Name of Tendering Institution:
             DTC Participant Number:
             Transaction Code Number:
             IF YOUR CERTIFICATES WERE LOST, STOLEN, DESTROYED OR
             MUTILATED, FOLLOW INSTRUCTION 12.

  / /        CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING
             DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
             PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
             FOLLOWING:

             Name(s) of the Registered Holder:
             Window Ticket Number (if any):
             Date of Execution of Notice of Guaranteed Delivery:
             Name of Eligible Institution Which Guaranteed Delivery:
             DTC Participant Number (if delivered by book-entry transfer):
             Transaction Code Number (if delivered by book-entry transfer):

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
  INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Hawaiian Airlines, Inc., a Hawaii corporation, the above-described shares, par value $0.01 per share, of Hawaiian, at a price of $4.25 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 31, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the "Offer."

    Subject to and effective upon acceptance for payment of the shares tendered with this Letter of Transmittal in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Hawaiian all right, title and interest in and to all the shares tendered hereby, or orders the registration of such shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the depositary for the Offer, Mellon Investor Services LLC (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    - deliver certificates for such shares, or transfer ownership of such shares on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Hawaiian, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such shares;

    - present certificates for such shares for cancellation and transfer of such shares on Hawaiian's books; and

    - receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that:

    - the undersigned "owns" the shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the shares tendered hereby;

    - the tender of shares by the undersigned complies with Rule 14e-4;

    - when and to the extent Hawaiian accepts the shares for purchase, Hawaiian will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    - on request, the undersigned will execute and deliver any additional documents the Depositary or Hawaiian deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

    - the undersigned has read and agrees to all the terms of the Offer.

    The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at $4.25 per share (or such other price that may be set forth in an amendment to the Offer), net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer, including the proration provision of the Offer and that Hawaiian will return all other shares, including shares not purchased because of proration.

    The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in these instructions will constitute a binding agreement between the undersigned and Hawaiian upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Hawaiian may terminate or amend the Offer or may not be required to accept for payment any of the shares tendered with this Letter of Transmittal or may accept for payment, PRO RATA with shares tendered by other shareholders, fewer than all the shares tendered with this Letter of Transmittal.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the aggregate purchase price and/or return or issue the certificate(s) evidencing any shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the aggregate purchase price and/or the certificate(s) evidencing any shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the aggregate purchase price and/or issue or return the certificate(s) evidencing any shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of shares, please credit the account maintained at DTC with any shares not accepted for payment. The undersigned recognizes that Hawaiian has no obligation pursuant to the "Special Payment Instructions" to transfer any shares from the name(s) of the registered holder(s) thereof if Hawaiian does not accept for payment any of the shares so tendered.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 4 AND 8)

  To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.

  Mail

  / / check and/or / / certificate to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________

   __________________________________________________________________________

                         Taxpayer Identification Number

                   (See Substitute Form W-9 Included Herein)

--------------------------------------------------------
--------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 4, 5, 6, 7 AND 8)

  To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue any

  / / check and/or / / certificate to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________

   __________________________________________________________________________

                         Taxpayer Identification Number

                   (See Substitute Form W-9 Included Herein)

-----------------------------------------------

                                   SIGN HERE
                 AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
                           (SEE INSTRUCTIONS 1 AND 5)

 SIGNATURE(S) OF SHAREHOLDER(S) _______________________________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)

 Name(s) ______________________________________________________________________
                                 (Please Print)

 Capacity (full title) ________________________________________________________

 Address ______________________________________________________________________
                           (Please Include Zip Code)

 Area Code and Telephone Number _______________________________________________

 Taxpayer Identification Number _______________________________________________
                              (See Instruction 10)

 Dated ______________________, 2002

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

 AUTHORIZED SIGNATURE _________________________________________________________

 Name _________________________________________________________________________
                                 (Please Print)

 Capacity (full title) ________________________________________________________

 Name of Firm _________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

 Address ______________________________________________________________________
                           (Please Include Zip Code)

 Area Code and Telephone Number _______________________________________________

 Dated ______________________, 2002

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program (each such entity being hereinafter referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of shares) tendered herewith and such owner has not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if

    - certificates are to be forwarded with it to the Depositary; or

    - delivery of shares is to be made by book-entry transfer pursuant to the procedure specified in Section 2 of the Offer to Purchase.

Certificates for all physically delivered shares, or a confirmation of a book-entry transfer of all shares delivered electronically into the Depositary's account at DTC, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile of one), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses printed on the front page of this Letter of Transmittal before the expiration date (as defined in the Offer to Purchase). Delivery of documents to DTC does not constitute delivery to the Depositary.

    Shareholders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary before the expiration date, may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure:

    - such tender must be made by or through an Eligible Institution;

    - the Depositary must receive (by hand, mail or facsimile transmission), before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form Hawaiian has provided with the Offer to Purchase; and

    - the certificates for all tendered shares in proper form for transfer (or confirmation of a book-entry transfer of all such shares into the Depositary's account at DTC), together with a properly completed and duly executed Letter of Transmittal (or a facsimile of one) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three AMEX trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

    The method of delivery of all documents, including stock certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

    Except as provided in the Offer to Purchase and this Letter of Transmittal, no alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased. By executing this Letter of Transmittal (or a facsimile of one), each tendering shareholder waives any right to receive any notice of the acceptance of such shareholder's tender.

    3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who deliver shares by book-entry transfer). If fewer than all the shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." If these shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either of the boxes entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Offer. All shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS; AND ENDORSEMENTS.

    - If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered with this Letter of Transmittal, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever;

    - If any of the shares tendered with this Letter of Transmittal are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal;

    - If any of the shares tendered with this Letter of Transmittal are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates;

    - If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered with this Letter of Transmittal, no endorsements of certificates or separate stock powers are required unless payment is to be made and/or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered with this Letter of Transmittal, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1; and

    - If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Hawaiian of the authority of such person so to act must be submitted.

    6. STOCK TRANSFER TAXES. Hawaiian will pay any stock transfer taxes with respect to the transfer and sale of shares to it or its order pursuant to the Offer. If, however, payment of the aggregate purchase price is to be made to, or certificates for shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the aggregate purchase price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

    7. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Hawaiian, in its sole discretion, which determination shall be final and binding on all parties. Hawaiian reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of Hawaiian's counsel, be unlawful. Hawaiian also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares. Hawaiian's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of shares will be deemed properly made until all defects or irregularities have been cured or waived. None of Hawaiian, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the aggregate purchase price of any shares purchased is to be issued to, or any shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Descriptions of Shares Tendered," the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

    9. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its addresses or telephone number printed below.

    10. SUBSTITUTE FORM W-9. Except as provided above under "Important Tax Information," each tendering shareholder is required to provide the Depositary with a correct TIN on substitute Form W-9 which is provided under "Important Tax Information" above. Failure to provide the information on the form may subject the tendering shareholder to a $50 penalty and a 30% federal back-up withholding tax may be imposed on the payments made to the shareholder or other payee with respect to shares purchased pursuant to the Offer.

    11. NON-U.S. SHAREHOLDER WITHHOLDING. Non-U.S. shareholders should note that the 30% U.S. withholding tax generally applicable to distributions should not apply to the proceeds payable pursuant to the Offer. (However, as indicated above under "Important Tax Information," federal backup withholding tax may be applicable).

    12. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate(s) representing part or all of your shares has been lost, stolen, mutilated or destroyed, you should promptly contact Mellon Investor Services LLC, in its capacity as transfer agent for the share certificate(s). A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the transfer agent immediately in order to receive an affidavit of loss, to determine as to whether you will need to post a bond, and to permit the timely processing of these documents.

    13. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 8 of the Offer to Purchase.

    Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted from Eligible Institutions only. The Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each shareholder of Hawaiian or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                           IMPORTANT TAX INFORMATION

    Under U.S. federal income tax law, a shareholder whose tendered shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on the substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the IRS may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to shares purchased pursuant to the Offer may be subject to 30% backup withholding.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalty of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Depositary is required to withhold 30% of any such payments to be made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

    The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the shares. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      TO BE COMPLETED BY TENDERING HOLDERS THAT ARE U.S. PERSONS INCLUDING
                           RESIDENT ALIEN INDIVIDUALS
                              (SEE INSTRUCTION 7)
           PLEASE CAREFULLY READ THE IMPORTANT TAX INFORMATION BELOW

---------------------------------------------------------------------------------------------------------------------------
                                        PAYER'S NAME: MELLON INVESTOR SERVICES LLC
---------------------------------------------------------------------------------------------------------------------------

             SUBSTITUTE                    PART I--PLEASE PROVIDE YOUR
              FORM W-9                     TAXPAYER IDENTIFICATION NUMBER IN THE            Social Security Number(s)
     DEPARTMENT OF THE TREASURY            BOX AT RIGHT AND CERTIFY BY SIGNING                         OR
      INTERNAL REVENUE SERVICE             AND DATING BELOW. See the enclosed
    PAYER'S REQUEST FOR TAXPAYER           "Guidelines for Certification of             Employer Identification Number(s)
     IDENTIFICATION NUMBER (TIN)           Taxpayer Identification Number on            (If awaiting TIN, write "Applied
                                           Substitute Form W-9" for                                   For")
                                           instructions.
---------------------------------------------------------------------------------------------------------------------------

                                           PART II--Check this box if you are a U.S. payee exempt from backup withholding
         PLEASE FILL IN YOUR               (see enclosed Guidelines) / /
       NAME AND ADDRESS BELOW              PART III--CERTIFICATION
                 NAME:                     UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                                           (1) The number shown on this form is my correct taxpayer identification number
      ADDRESS (NUMBER AND STREET)          (or I am waiting for a number to be issued to me), and
                                           (2) I am not subject to backup withholding either because I am exempt from
      CITY, STATE AND ZIP CODE             backup withholding, I have not been notified by the Internal Revenue Service
                                               ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and
                                           (3) I am a U.S. person (including a U.S. resident alien).
                                           --------------------------------------------------------------------------------

                                           Signature: Date:
---------------------------------------------------------------------------------------------------------------------------

  CERTIFICATION GUIDELINES--You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return.
  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
---------------------------------------------------------------------------------------------------------------------------
                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
  Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, the Specified Rate of all payments made to me shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal
  Revenue Service as backup withholding and the Specified Rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.
  Signature: Date:
                                           --------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF THE SPECIFIED RATE OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                        THE DEPOSITARY FOR THE OFFER IS:
                          MELLON INVESTOR SERVICES LLC


   BY REGISTERED OR CERTIFIED MAIL:             BY OVERNIGHT COURIER:                          BY HAND:
            P.O. Box 3301                         85 Challenger Road                         120 Broadway
      South Hackensack, NJ 07660                   Mail Stop-Reorg                            13th Floor
                                              Ridgefield Park, NJ 07660                   New York, NY 10271
                                           Attention: Reorganization Dept.


         BY FACSIMILE TRANSMISSION:                 BY CONFIRMATION RECEIPT OF FACSIMILE TRANSMISSION:
      (FOR ELIGIBLE INSTITUTIONS ONLY)                             (BY TELEPHONE ONLY)
               (201) 296-4293                                         (201) 296-4860

    Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:
                          MELLON INVESTOR SERVICES LLC

                                 44 Wall Street
                                   7th Floor
                               New York, NY 10005
                         Call Toll Free: (800) 549-9249